Exhibit 13(a)(2)

                                         EXHIBIT B Amended as of August 14, 2003

                            Class A Distribution Fees

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                                                      Account       Distribution
                 Name of Fund                      Maintenance Fee      Fee
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                                 CLUSTER A FUNDS
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  Merrill Lynch Balanced Capital Fund, Inc.             0.25%           None
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     Merrill Lynch Basic Value Fund, Inc.               0.25%           None
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 Merrill Lynch Disciplined Equity Fund, Inc.            0.25%           None
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    Merrill Lynch Global Growth Fund, Inc.              0.25%           None
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    Merrill Lynch Natural Resources Trust               0.25%           None
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   Merrill Lynch Small Cap Value Fund, Inc.             0.25%           None
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                       Merrill Lynch Strategy Series, Inc.
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Merrill Lynch Strategy Growth and Income Fund           0.25%           None
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 Merrill Lynch Strategy Long-Term Growth Fund           0.25%           None
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        Merrill Lynch All-Equity Fund                   0.25%           None
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                                 CLUSTER B FUNDS
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                          Merrill Lynch Bond Fund, Inc.
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             Core Bond Portfolio                        0.25%           None
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            High Income Portfolio                       0.25%           None
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         Intermediate Term Portfolio                    0.10%           None
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         Merrill Lynch Developing
        Capital Markets Fund, Inc.                      0.25%           None
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       Merrill Lynch Dragon Fund, Inc.                  0.25%           None
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

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       Merrill Lynch Equity Income Fund                 0.25%           None
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            Merrill Lynch EuroFund                      0.25%           None
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  Merrill Lynch Global Allocation Fund, Inc.            0.25%           None
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   Merrill Lynch Global Financial Services
                  Fund, Inc.                            0.25%           None
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   Merrill Lynch Global SmallCap Fund, Inc.             0.25%           None
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  Merrill Lynch Global Technology Fund, Inc.            0.25%           None
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    Merrill Lynch Global Value Fund, Inc.               0.25%           None
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     Merrill Lynch Healthcare Fund, Inc.                0.25%           None
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Merrill Lynch International Equity Fund, Inc.           0.25%           None
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    Merrill Lynch Latin America Fund, Inc.              0.25%           None
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                     Merrill Lynch Municipal Bond Fund, Inc.
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              Insured Portfolio                         0.25%           None
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          Limited Maturity Portfolio                    0.10%           None
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              National Portfolio                        0.25%           None
--------------------------------------------------------------------------------
   Merrill Lynch Intermediate Term Fund of
     Merrill Lynch Municipal Series Trust               0.10%           None
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       Merrill Lynch Pacific Fund, Inc.                 0.25%           None
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   Merrill Lynch U.S. High Yield Fund, Inc.             0.25%           None
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        Merrill Lynch Utilities and
       Telecommunications Fund, Inc.                    0.25%           None
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                                 CLUSTER C FUNDS
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 Merrill Lynch California Insured Municipal
   Bond Fund of Merrill Lynch California
           Municipal Series Trust                       0.10%           None
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                                       2

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    Merrill Lynch Focus Twenty Fund, Inc.               0.25%           None
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     Merrill Lynch Focus Value Fund, Inc.               0.25%           None
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 Merrill Lynch Fundamental Growth Fund, Inc.            0.25%           None
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                   Merrill Lynch Large Cap Series Funds, Inc.
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      Merrill Lynch Large Cap Core Fund                 0.25%           None
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     Merrill Lynch Large Cap Growth Fund                0.25%           None
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      Merrill Lynch Large Cap Value Fund                0.25%           None
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     Merrill Lynch Low Duration Fund of
Merrill Lynch Investment Managers Funds, Inc.           0.25%           None
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                Merrill Lynch Multi-State Municipal Series Trust
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  Merrill Lynch Florida Municipal Bond Fund             0.10%           None
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 Merrill Lynch New Jersey Municipal Bond Fund           0.10%           None
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  Merrill Lynch New York Municipal Bond Fund            0.10%           None
--------------------------------------------------------------------------------
Merrill Lynch Pennsylvania Municipal Bond Fund          0.10%           None
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          Merrill Lynch Short Term
         U.S. Government Fund, Inc.                     0.25%           None
                                                        ----
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 Merrill Lynch U.S. Government Mortgage Fund            0.25%           None
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    Merrill Lynch World Income Fund, Inc.               0.25%           None
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  Merrill Lynch Mid Cap Value Fund of
        The Asset Program, Inc.                         0.25%           None
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                                       3

                           Class A1 Distribution Fees

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                                                      Account       Distribution
                 Name of Fund                      Maintenance Fee      Fee
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          Merrill Lynch Short Term
          U.S. Government Fund, Inc.                    0.10%          None
                                                        ----           ----
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